EXHIBIT 10.16

                                    ADDENDUM

On the seventh (7th) day of February, 2000 an employment agreement was entered into by and between MegaMedia Networks, Inc., ("the Company"), and Steve H. Noble, III, ("the Executive").

                                     RECITAL

Whereas, the Company for good and sufficient business reasons has requested a deferral of certain compensation set forth in section four of the Executive's agreement with Mega Media Networks, Inc. for a period of four months and the Executive has agreed to such deferral. The parties agree to amend said section as follows:

         1. Executive compensation commencing on June 9, 2000 and continuing for a period of seventeen weeks concluding on Friday October 6, 2000 (Deferral Term) shall be reduced by twenty percent (20%). The total of this deferred amount shall not exceed $9,480.77 calculated as: $145,000 salary/ 52 weeks annually =$2,788.46 * 17 weeks = $47,403.85 * 20% = $9,480.77.
                  Such reduction shall be taken as $557.69 per week for the Deferral Term.

             a. At the end of the Deferral Term the Company will compensate the Executive for the aforesaid monetary reduction of wages during the Deferral Term in one of two methods selected at the Executive's discretion as follows:

                        i. Payment of the deferred amount in a lump sum to the Executive on Monday October 9; or

                        ii. Payment of the deferred amount by issuing shares of Company common stock in the exact amount of the deferred salary at a unit price of $1.00 per share.

             b. One month of salary shall be placed within 10 business days of execution of this Addendum in an escrow account in the name of the Executive to provide for security in the case Company failure. This amount shall be payable to the Executive on demand upon failure of the Company to meet on a timely basis its salary payment obligation to the Executive prior to his Termination under Section 9 of the Employment Agreement.

         2. In consideration of this agreement the Company agrees to cancel the Stock Options granted in Exhibit A and replace the shares contemplated therein with granted shares under the following terms:

             a. Upon execution of this Agreement and payment by Executive of an aggregate purchase price of One Thousand Five Hundred dollars ($1,500.00), Executive shall be issued 150,000 shares of the Company's common stock, $0.01 par value, in his name, to

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                  be held by an Escrow Agent, as provided in the Escrow
                  Agreement of even date herewith, as set forth in Exhibit A, which shares may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of and are subject to forfeiture as described below ("Escrow Stock"). If Executive voluntarily terminates his employment or his employment is terminated "for cause" (as defined in paragraph 9D), prior to the occurrence of the earliest event specified in subsections
                  (a) through (f) below, Executive shall forfeit all right, title and interest to the Escrow Stock. Otherwise, complete ownership, subject to restrictions set forth in the Securities Act of 1933 as amended, and the rules and regulations promulgated from time to time by the Securities and Exchange Commission, in all of the Escrow Stock shall be delivered to Executive promptly on the earliest to occur of the following:

             b.   February 5, 2001;

             c.   Executive's death;

             d.   Executive's permanent disability as defined in paragraph 9B;

             e. Termination of the Executive's employment by the Company without cause as defined in paragraph 9D;

             f. Termination by the Executive of his employment as a result of Constructive Discharge as defined in paragraph 9C;

             g.   A "change in control" of the Company which shall be defined as
                  (i) a sale, purchase, merger or other business combination which results in transfer to a third party of an ownership interest of greater that 50% of the company or any successor entity to the Company, (ii) a sale or other disposition of all or substantially all of the Company's assets, or (iii) election by the shareholders of the Company of persons to serve as directors of the Company, comprising more that one-half (1/2) the total number of directors, persons who were not nominated or recommended to the shareholders for election as directors by the Board's nominating committee.

                  Provided that Executive has not voluntarily terminated his employment or his employment has not been terminated "for cause" (as defined in paragraph 9D), prior to the occurrence of the earliest event specified in subsections (a) through (f) above, upon the occurrence of the earliest event specified in subsections (a) through (f) above, the Company shall instruct its Escrow Agent to deliver a certificate or certificates in Executive's name

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                  for the 150,00 shares of the Company's common stock, $0.01 par value, to Executive.

         3. The following modifies, replaces and supercedes the Stock Option Agreement vesting February 6, 2001:

                                ESCROW AGREEMENT
                                   EXHIBIT A

         THIS ESCROW AGREEMENT (the "Escrow Agreement") is dated as of February 6, 2000, by and among MegaMedia Networks, Inc., (the "Company"), Steven H. Noble III (the "Executive"), and Christopher P. Flannery, an attorney who practices law in the Commonwealth of Pennsylvania, as Escrow Agent (the "Escrow Agent").

         WHEREAS, the Stockholders of the Company have transferred shares of common stock of the Company (the "Shares") to the Escrow Agent to support stock rights granted or to be granted to current or new employees, including Steven H. Noble III as the Company's Chief Financial Officer utilizing an escrow arrangement as described in this Escrow Agreement; and,

         WHEREAS, the terms and conditions of Executive's employment with the Company are set forth in an employment agreement between them, dated as of February 6, 2000, (the "Employment Agreement"), attached as described in this Escrow Agreement; and,

         WHEREAS, the Escrow Agent is willing to act hereunder on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth below, and intending to be legally bound, the parties hereto hereby agree as follows:

         1.       ESCROW ACCOUNT

         1.1 DEPOSIT. The Stockholders have delivered the Shares to the Escrow Agent along with blank stock powers with Medallion guaranteed signatures (the "Escrow") to be held by the Escrow Agent in a separate account (the "Escrow Account") subject to the terms and provisions of this Escrow Agreement. The Shares in the Escrow Account will be used to support stock rights granted or to be granted to the Company's executives.

         1.2 TRANSFER TO EXECUTIVE. Upon execution of the Employment Agreement between Executive and the Company and payment to the Escrow Agent of One Thousand and Five Hundred Dollars ($1,500.00), 150,000 of the shares in the Escrow Account shall be transferred on the books of the Company to Executive and a certificate for those 150,000 shares shall be issued in Executive's name. Executive shall thereupon be a stockholder in the Company with respect to those shares and shall have the rights of a stockholder with respect to all such shares, including the rights to vote such shares and to receive any dividend or other distributions paid with respect to such shares, but shall not be able to sell,


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                  exchange, transfer, pledge, hypothecate or otherwise dispose of the shares until the conditions specified in paragraph 4(B)(i) of the Employment Agreement have been met.

         1.3 STOCK POWER. In aid of the restrictions on transfer of the Shares, Executive's execution of the Employment Agreement shall acknowledge his agreement to have the certificate evidencing his shares held by Escrow Agent as security for Executive's performance of the Employment Agreement until the conditions specified in paragraph 4(B)(i) of the Employment Agreement have been met. Executive shall also execute a stock power agreement with a Medallion guaranteed signature, endorse in blank, a copy of which is attached hereto as Attachment A, and deposit it with the Escrow Agent until the conditions in paragraph 4(B)(i) have been met or until the shares are forfeited a specified in the Employment Agreement.

         2.       DISBURSEMENT OF ESCROW.

         2.1 DELIVERY OF ESCROW STOCK TO EXECUTIVE. Provided that Executive has not voluntarily terminated his employment or employment has not been terminated "for cause" (as defined in paragraph 9D of the Employment Agreement) prior to the occurrence of the earliest event specified in paragraphs 4(b)(i)(a) through (f) of the Employment Agreement, upon the occurrence of the earliest event specified in the paragraph 4(b)(i)(a) through
                  (f), of the Employment Agreement the Escrow Agent shall promptly deliver to Executive, both the certificate or certificates held by him in Executive's name and the executed stock power agreement.

         2.2 CANCELLATION OF ESCROW STOCK. In the event Executive has voluntarily terminated his employment or his employment has been terminated "for cause" (as defined in paragraph 9D of the Employment Agreement) prior to the occurrence of the earliest event specified in paragraphs 4(b)(i)(a) through (f) of the Employment Agreement, Escrow Agent is authorized and directed to send the executed stock power agreement with Medallion guaranteed signature, endorsed in blank, together with the stock certificate or certificates evidencing ownership of the 150,000 shares of the Company's common stock, $0.01 par value, held by Escrow Agent in Executive's name to the Transfer Agent and to direct the Transfer Agent to cancel the Escrow Stock.

         2.3 CONTROVERSIES. If any controversy arises between two or more of the parties, or between any of the parties and any person not a party, as to whether or not or to whom the Escrow Agent shall deliver the Escrow or any portion thereof or as to any other matter arising out of or relating to this Escrow Agreement, the Escrow Agent shall not be required to determine the same and need not make any delivery of the Escrow concerned or any portion thereof but may retain the same until the rights of the parities to the dispute shall have been finally determined by agreement or by final judgment of a court of competent jurisdiction after all appeals have been finally determined (or the time for further appeals has expired without an appeal having been made). The Escrow Agent shall deliver that portion of the Escrow concerned covered by such agreement or final order within


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                  five (5) days after the Escrow Agent receives a copy thereof.
                  The Escrow Agent shall assume that no such controversy has arisen unless and until it receives written notice from the Company or the Executive that such controversy has arisen, which refers specifically to this Agreement and identifies the adverse claimants to the controversy.

         2.4 NO OTHER DISBURSEMENTS. No portion of the Escrow shall be disbursed or otherwise transferred except in accordance with this Escrow Agreement.

         3. ESCROW AGRENT. The acceptance by the Escrow Agent of his duties hereunder is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent:

         3.1 The Escrow Agent shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any property deposited with or held by him.

         3.2 The Escrow Agent shall be protected in acting upon any written notice, certificate, instruction, request or other paper or document believed by him to genuine and to have been signed or presented by the proper party or parties.

         3.3 The Escrow Agent shall not be liable for any act done hereunder except in the case of its willful misconduct or bad faith.

         3.4 The Escrow Agent shall not be obligated or permitted to investigate the correctness or accuracy of any document or to determine whether or not the signatures contained in said documents are genuine or to require documentation or evidence substantiating any such document or signature.

         3.5 The Escrow Agent shall have no duties as Escrow Agent except those which are expressly set forth herein, and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect its duties unless it shall have given its written consent thereto. The Escrow Agent shall not be prohibited from owning an equity interest in the Company or any third party that is in any way affiliated with or conduct business with the Company.

         3.6 The company and the Executive acknowledge that the Escrow Agent is practicing attorney and may have worked with the Company, the Stockholders, the Executive or affiliates of them on other unrelated transactions, and that they and each of them has specifically requested that the Escrow Agent draft the documents for this transaction and act as Escrow Agent. Each party represents that the Escrow Agent draft the documents for this transaction and act as Escrow Agent. Each party represents that it has retained legal and other counsel of its choosing with respect to the transactions contemplated herein and is satisfied in its sole discretion with the form and content of the documentation drafted by the Escrow Agent. The parties hereby waive any objection to the Escrow Agent so acting based upon conflict of interest or lack of impartiality. The Escrow Agent


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                  agrees to act impartially and in accordance with the terms of this Agreement and with the parties' respective instructions, so long as they are not in conflict with the terms of this Escrow Agreement.

         4.       TERMINATION. This Agreement shall terminate on the earlier of
                  (a) the date on which the certificate or certificates for the 150,000 shares shall have been transferred to Executive, or
                  (b) the next business day after the expiration of Executive's stock rights under paragraph 4B(i) of the Employment Agreement.

         5.       MISCELLANEOUS.

         5.1      INDEMNIFICATION OF ESCROW AGENT.

         (a) The Company and the Executive each agree, jointly and severally, to indemnify the Escrow Agent for, and to hold him harmless against, any loss incurred without willful misconduct or bad faith on the Escrow Agent's part, arising out of or in connection with the administration of this Agreement, including the cost and expenses of defending himself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The indemnification shall not apply to a party with respect to a direct claim against the Escrow Agent by such party alleging in good faith a breach of this Escrow Agreement by the Escrow Agent, which claim result in a final non-appealable judgment against the Escrow Agent with respect to such claim.

         (b) In the event of any dispute as to the nature of the rights or obligations of the Executive, the Company or the Escrow Agent hereunder, the Escrow Agent may at any time or from time to time interplead, deposit and/or pay all or any part of the Escrow Account with or to a court of competent jurisdiction sitting in Philadelphia, Pennsylvania or in any appropriate federal court, in accordance with the procedural rules thereof. The Escrow Agent shall give notice of such action to the Company and the Executive. Upon such interpleader, deposit or payment, the Escrow Agent shall immediately and automatically be relieved and discharged from all further obligations and responsibilities hereunder, including the decision to interplead, deposit or pay such funds.

         5.2 AMENDMENTS. This Escrow Agreement may be modified or amended only by a written instrument executed by each of the parties hereto.

         5.3 NOTICES. All communications required to be given under this agreement to any party shall be sent by first class mail or facsimile to such party at the address listed below or such other addresses as shall be specified by the parties by like notice.

         5.4 SUCCESSORS AND ASSIGNS. This Escrow Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however that the Escrow Agent shall not assign its duties under this Escrow Agreement.


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         5.5      GOVERNING LAW. This Escrow Agreement shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

         5.6 COUNTERPARTS. This Escrow Agreement may be executed in two or more counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




-------------------------------              -----------------------------------
Executive - Steven H. Noble III              MegaMedia Networks, Inc.,
                                             By William A. Mobley, Jr., Chairman


ESCROW AGENT:



-------------------------------
Christopher P. Flannery, Esq.
Astor Weiss, Kaplan, Watters & Strong, LLP
The Belleveue, 6th Floor
Broad Street at Walnut
Philadelphia, PA 19103

         4. All other provisions of the Employment Agreement executed by and between the parties on the 7th day of February, 2000 shall remain in full force and effect and the rights and responsibilities and duties of the parties to that Employment Agreement and the covenants and agreements contained therein shall continue to bind the signatories and shall continue in full force and effect pursuant to that agreement until the provisions thereof have been fully performed.



------------------------    ----------------------------          ------------
Witness                     Executive - Steve H. Noble            Date



------------------------    -------------------------------       ------------
Witness                     MegaMedia Networks, Inc.              Date
                            By: William A. Mobley, Jr., President